Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May 3, 2020, by and among KLX Energy Services Holdings, Inc., a Delaware corporation (“Parent”), Archer Holdco LLC, a Texas limited liability company (“Archer”), Geveran Investments Limited, a limited company registered in Cyprus (“Geveran”), Famatown Finance Limited, a limited company registered in Cyprus (“Famatown”), Robertson QES Investment LLC, a Delaware limited liability company (“Robertson”), Quintana Energy Partners—QES Holdings LLC, a Delaware limited liability company (“QEP”), Quintana Energy Fund – TE, L.P., a Cayman Islands exempted limited partnership (“QEF TE”) and Quintana Energy Fund – FI, L.P., a Cayman Islands exempted limited partnership (“QEF FI”, and together with QEP and QEF TE, the “Quintana Funds”, and the Quintana Funds, together with Archer, Geveran, Famatown and Robertson, the “Stockholders” and each individually, a “Stockholder”). Parent and the Stockholders are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Parent, Krypton Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), Quintana Energy Services Inc., a Delaware corporation (the “Company”) and the other parties named therein have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Parent (the “Merger”), and each outstanding share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) will be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

WHEREAS, upon the consummation of the Merger, subject to the terms of the Merger Agreement, the Stockholders shall receive shares of common stock, par value $0.01 per share, of Parent (“Common Stock”) in exchange for the shares of Company Common Stock formerly held by them; and

WHEREAS, Parent and the Stockholders desire to enter into this Agreement, which will only become effective if and on the date that the Merger is consummated (the “Closing Date”), to provide the Stockholders with certain rights relating to the registration of shares of Common Stock to be received by them, whether pursuant to the Merger or otherwise, and any other securities that fall within the definition of “Registrable Securities” hereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the Parties hereto hereby agree as follows:

1.           Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person means any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided that, for the purposes of this Agreement, no Stockholder shall be deemed an Affiliate of Parent or any of its Subsidiaries, and neither Parent nor any of its Subsidiaries shall be deemed an Affiliate of any Stockholder.

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors (or any successor governing body) of Parent.

“Business Day” means any day other than a Saturday, a Sunday or a legal holiday for commercial banks in New York, New York.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the recitals.

“Controlling Person” means a “controlling person” within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act.

“Demand Registration” has the meaning set forth in Section 2(a).

“DTC” has the meaning set forth in Section 5(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Inspectors” has the meaning set forth in Section 5(h).

“Stockholders” has the meaning set forth in the preamble.

“Merger” has the meaning set forth in the recitals.

“Merger Agreement” has the meaning set forth in the recitals.

“Merger Sub” has the meaning set forth in the recitals.

“Parent” has the meaning set forth in the preamble and includes Parent’s successors by merger, acquisition, reorganization or otherwise.

“Party” and “Parties” have the meanings set forth in the preamble.

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“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Piggyback Sale” has the meaning set forth in Section 3(a).

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means the Common Stock owned by each Stockholder (or its Affiliates) as of the date hereof and other shares of Common Stock otherwise held by such Stockholder (or its Affiliates) from time to time; provided, however, that such Common Stock shall cease to be Registrable Securities when (i) such Common Stock has been disposed of pursuant to an effective Registration Statement, (ii) such Common Stock is sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act (or any successor rule under the Securities Act) are met and all restrictive legends have been removed from such Common Stock, (iii) such Common Stock represents less than 2% of the aggregate number of shares of Common Stock then issued and outstanding and such Common Stock becomes eligible for immediate sale pursuant to Rule 144 (or any successor rule under the Securities Act) without time, volume or manner of sale restrictions, or (iv) such Common Stock ceases to be outstanding.

“Registration Statement” means any registration statement of Parent, including a Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the reasonable fees and disbursements of counsel for the holders of Registrable Securities required to be paid by Parent pursuant to Section 6.

“Shelf Registration” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

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“Shelf Supplement” means a supplement to a prospectus for the purpose of effecting an offering pursuant to Rule 415 under the Securities Act or any successor rule thereto.

“Shelf Takedown” has the meaning set forth in Section 2(c).

“Shelf Takedown Notice” has the meaning set forth in Section 2(c).

“Underwritten Offering” means a sale of securities of Parent to an underwriter or underwriters for reoffering to the public.

2.           Demand Registration; Shelf Registration; Shelf Takedowns.

(a)               At any time after the effective time of the Merger, holders of a majority of the Registrable Securities then outstanding may request registration under the Securities Act of all or any portion of their Registrable Securities pursuant to a Registration Statement on Form S-3 (or if not eligible for Form S-3, on Form S-1) or any successor forms thereto (any such registration, a “Demand Registration”). The request for a Demand Registration shall specify the number of Registrable Securities requested to be included in the Demand Registration. Upon receipt of any such request, Parent shall promptly (but in no event later than five Business Days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities who shall then have 10 days from the date such notice is given to notify Parent in writing of their desire to be included in such registration. Parent shall prepare and file with (or confidentially submit to) the Commission a Registration Statement on Form S-3 (or if not eligible for Form S-3, on Form S-1) or any successor forms thereto covering all of the Registrable Securities that the holders thereof have requested to be included in such Demand Registration within 90 days after the date on which the initial request is given and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter. Parent shall not be required to effect more than one Demand Registration for the holders of Registrable Securities.

(b)               At such time as Parent is qualified to use a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”), a holder of Registrable Securities shall have the right to request the registration under the Securities Act of all or any portion of their Registrable Securities for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). Such request for a Shelf Registration shall specify the number of Registrable Securities requested to be included in the Shelf Registration. Upon receipt of any such request, Parent shall promptly (but in no event later than five Business Days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities, if any, who shall then have 10 days from the date such notice is given to notify Parent in writing of their desire to be included in such registration. Parent shall prepare and file with or confidentially submit to the Commission a Shelf Registration Statement covering all of the Registrable Securities that the holders thereof have requested to be included in such Shelf Registration within 45 days after the date on which the initial request is given and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter. Each Shelf Registration Statement shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the holders of Registrable Securities. After the filing of a Shelf Registration Statement, and until all Registrable Securities covered by such Shelf Registration Statement have ceased to be Registrable Securities, Parent shall use its commercially reasonable efforts to ensure that such Shelf Registration Statement remains continuously effective.

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(c)               At any time that the Shelf Registration Statement is effective, if a holder of Registrable Securities covered by such Shelf Registration Statement delivers a notice to Parent (a “Shelf Takedown Notice”) stating that such holder intends to effect an offering of all or part of its Registrable Securities included in such Shelf Registration Statement (a “Shelf Takedown”) and Parent is eligible to use such Shelf Registration Statement for such Shelf Takedown, then Parent shall take all actions reasonably required, including amending or supplementing such Shelf Registration Statement, to enable such Registrable Securities to be offered and sold as contemplated by such Shelf Takedown Notice. Each Shelf Takedown Notice shall specify the number of Registrable Securities to be offered and sold under the Shelf Takedown. Upon receipt of a Shelf Takedown Notice, Parent shall promptly (but in no event later than 2 Business Days following receipt thereof) deliver notice of such Shelf Takedown Notice to all other holders of Registrable Securities, if any, who shall then have 5 Business Days from the date such notice is given to notify Parent in writing of their desire to be included in such Shelf Takedown. Parent shall prepare and file with the Commission a Shelf Supplement as soon as practicable after the date on which it received the Shelf Takedown Notice and, if such Shelf Supplement is an amendment to such Shelf Registration Statement, shall use its commercially reasonable efforts to cause such Shelf Supplement to be declared effective by the Commission as soon as practicable thereafter. The priority for inclusion of Registrable Securities in a Shelf Takedown will be determined as specified in Section 2(f).

(d)               Parent shall not be obligated to effect any Shelf Takedown within 120 days after the effective date of a previous Shelf Takedown or Demand Registration in which holders of Registrable Securities were permitted to register the offer and sale under the Securities Act, and actually sold, at least 50% of the Registrable Securities requested to be included therein. Additionally, Parent shall not be obligated to effect any Shelf Takedown with respect to any offering that would reasonably be expected to result in net proceeds of less than $30 million to the participating holders. Parent may postpone for up to 120 days the filing or effectiveness of a Registration Statement for any Demand Registration or Shelf Takedown and the filing of any Shelf Supplement if the Board determines in its reasonable good faith judgment that such Demand Registration or Shelf Takedown would: (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving Parent; (ii) require premature disclosure of material information that Parent has a bona fide business purpose for preserving as confidential; or (iii) render Parent unable to materially comply with requirements under the Securities Act or Exchange Act; provided, that in such event the holders of a majority of the Registrable Securities initiating such Demand Registration or Shelf Takedown shall be entitled to withdraw such request and, if such request for a Demand Registration or Shelf Takedown is withdrawn, such Demand Registration or Shelf Takedown shall not count as one of the permitted Demand Registrations or Shelf Takedowns hereunder and Parent shall pay all registration expenses in connection with such registration. Parent may delay a Demand Registration or Shelf Takedown hereunder only twice in any period of 12 consecutive months.

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(e)                If the holders of Registrable Securities initially requesting a Demand Registration or Shelf Takedown elect to distribute the Registrable Securities covered by their request in an Underwritten Offering, they shall so advise Parent as a part of their request made pursuant to Section 2(a) or Section 2(b) and Parent shall include such information in its notice to the other holders of Registrable Securities. Parent, on the one hand, and the holders of the Registrable Securities (pursuant to the consent of the holders of a majority of the Registrable Securities proposed to be included in such Demand Registration or Shelf Takedown), on the other, shall each select an investment banking firm to act as one of the two managing underwriters in connection with such offering; provided, that such selection shall be subject to the consent of the other Party, which consent shall not be unreasonably withheld or delayed.

(f)                Parent may include in any Demand Registration or Shelf Takedown for an Underwritten Offering any securities that are not Registrable Securities on behalf of Parent or on behalf of a holder of Common Stock that are not Registrable Securities if such holder has contractual piggyback registration rights and such securities are registered on a Shelf Registration Statement; provided, however, that if a Shelf Takedown involves an Underwritten Offering and the managing underwriter of the requested Demand Registration or Shelf Takedown advises Parent and the holders of Registrable Securities in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Demand Registration or Shelf Takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such Underwritten Offering, exceeds the number of shares of Common Stock that can be sold in such Underwritten Offering and/or the number of shares of Common Stock proposed to be included in such Demand Registration or Shelf Takedown would adversely affect the price per share of the Common Stock proposed to be sold in such Underwritten Offering, Parent shall include in such Demand Registration or Shelf Takedown (i) first, the shares of Common Stock that the holders of Registrable Securities propose to sell, and (ii) second, the shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of Parent and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of shares of Common Stock owned by each such holder or in such manner as they may agree.

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3.           Piggyback Sale.

(a)               Whenever Parent proposes the offer and sale of any of the Common Stock or other securities under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of Parent pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of Parent (a “Piggyback Sale”), Parent shall give prompt written notice (in any event no later than 10 days prior to the initiation of such offer and sale) to the holders of Registrable Securities of its intention to effect such an offer and sale and, subject to Sections 3(b) and 3(c), shall include in such an offer and sale all Registrable Securities with respect to which Parent has received written requests for inclusion from the holders of Registrable Securities within 7 Business Days after Parent’s notice has been given to each such holder. Parent may postpone or withdraw such offering or sale at any time in its sole discretion.

(b)               If a Piggyback Sale is initiated as a primary Underwritten Offering on behalf of Parent and the managing underwriter advises Parent and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Sale) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such Underwritten Offering, exceeds the number of shares of Common Stock that can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the shares of Common Stock to be sold in such offering, Parent shall include in such registration or takedown (i) first, the shares of Common Stock that Parent proposes to sell; and (ii) second, the shares of Common Stock requested to be included therein by holders of Registrable Securities, allocated among such holders pro rata based on the number of shares of Common Stock held by each applicable holder or in such manner as they may agree.

(c)               If a Piggyback Sale is initiated as an Underwritten Offering on behalf of a holder of shares of Common Stock other than Registrable Securities, and the managing underwriter advises Parent in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such Underwritten Offering, exceeds the number of shares of Common Stock that can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, Parent shall include in such registration or takedown (i) first, the shares of Common Stock requested to be included therein by the holder(s) requesting such registration or takedown; and (ii) second, the shares of Common Stock requested to be included therein by the holders of Registrable Securities and by the other holders of shares of Common Stock (other than holders of Registrable Securities) with registration rights entitling them to participate in such Underwritten Offering, allocated among such holders pro rata on the basis of the number of shares of Common Stock held by each applicable holder or in such manner as they may agree.

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(d)               If any Piggyback Sale is initiated as a primary Underwritten Offering on behalf of Parent, Parent shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

4.           Holdbacks; Other Restrictions and Acknowledgements.

(a)               In connection with any Underwritten Offering, if requested by the managing underwriter, each Stockholder agrees to enter into customary agreements restricting the public sale or distribution of equity securities of Parent (including sales pursuant to Rule 144 under the Securities Act) during the period commencing on the launch of such offering but no earlier than ten (10) days prior to the “pricing” of such Underwritten Offering and continuing for not more than ninety (90) days after the date of the “final” Prospectus (or “final” prospectus supplement if the Underwritten Offering is made pursuant to a Shelf Registration Statement), pursuant to which such Underwritten Offering shall be made, or such lesser period as is required by the lead managing underwriter(s).

(b)               If any Demand Registration or Shelf Takedown involves an Underwritten Offering, Parent, if requested by the managing underwriter, will not effect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto or any other form for the registration of securities issued or to be issued in connection with a merger, acquisition or employee benefit plan) for its own account within ninety (90) days after the effective date of such registration except as may otherwise be agreed between Parent and the lead managing underwriter(s) of such Underwritten Offering.

(c)               Parent covenants and agrees during the term of this Agreement, without the prior written consent of the Stockholders, not to enter into any other registration rights agreement that (i) contains registration rights in favor of a third party that would have priority to the rights of Stockholders contained in this Agreement or (ii) grants any third party with a right to cause Parent to effect a registration similar to the Demand Registration during such period (unless the Stockholders are permitted to participate pro rata with such third party in such registration).

5.           Registration Procedures. If and whenever the holders of Registrable Securities request that the offer and sale of any Registrable Securities be registered under the Securities Act or any Registrable Securities be distributed in a Shelf Takedown pursuant to the provisions of this Agreement, Parent shall use its commercially reasonable efforts to effect the offer and sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof, and pursuant thereto Parent shall as soon as reasonably practicable and as applicable:

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(a)               subject to Section 2, prepare and file with the Commission a Registration Statement covering such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to be declared effective;

(b)               prepare and file with the Commission such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of (i) 6 months after the effective date of such Registration Statement and (ii) the date on which all the Registrable Securities subject thereto have been sold pursuant to such Registration Statement;

(c)               within a reasonable time before filing such Registration Statement, Prospectus or amendments or supplements thereto with the Commission, furnish to one counsel selected by the holders of a majority of the Registrable Securities included in such Registration Statement, Prospectus or amendments or supplements thereto copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of such counsel;

(d)               notify each selling holder of Registrable Securities, promptly after Parent receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed with the Commission;

(e)               furnish to each selling holder of Registrable Securities such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(f)                use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any selling holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, that Parent shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 5(f);

(g)               notify each selling holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such holder, Parent shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

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(h)               make available for inspection by any selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of Parent, and cause Parent’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(i)                provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such registration;

(j)                use its commercially reasonable efforts to cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed;

(k)               in connection with an Underwritten Offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the holders of such Registrable Securities or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of Parent available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities));

(l)                otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its holders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) no later than thirty (30) days after the end of the 12-month period beginning with the first day of Parent’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if Parent timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(m)              furnish to each selling holder of Registrable Securities and each underwriter, if any, with (i) a written legal opinion of Parent’s outside counsel, dated the closing date of the offering, in form and substance as is customarily given in opinions of registrants’ counsel to underwriters in underwritten registered offerings; and (ii) on the date of the applicable Prospectus, on the effective date of any post-effective amendment to the applicable Registration Statement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort” letter signed by Parent’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;

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(n)              without limiting Section 5(f), use its commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Parent to enable the holders of such Registrable Securities to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(o)              notify the holders of Registrable Securities promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(p)              advise the holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(q)              permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a Controlling Person of Parent, to participate in the preparation of such Registration Statement and to require the insertion therein of language, furnished to Parent in writing, which in the reasonable judgment of such holder and its counsel should be included;

(r)               cooperate with the holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; provided, that Parent may satisfy its obligations hereunder without issuing physical stock certificates through the use of the facilities of The Depository Trust Company (“DTC”);

(s)               not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with DTC; provided, that Parent may satisfy its obligations hereunder without issuing physical stock certificates through the use of the facilities of DTC;

(t)                take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to Parent, Parent will take all commercially reasonable action to make any such prohibition inapplicable; and

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(u)              otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

6.           Expenses. All expenses (other than Selling Expenses) incurred by Parent in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by Parent, including, without limitation, all (i) registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (ii) underwriting expenses (other than fees, commissions or discounts); (iii) expenses of any audits incident to or required by any such registration; (iv) fees and expenses of complying with securities and “blue sky” laws (including, without limitation, fees and disbursements of counsel for Parent in connection with “blue sky” qualifications or exemptions of the Registrable Securities) of any domestic jurisdictions, reasonably requested by the holders of Registrable Securities; (v) printing expenses; (vi) messenger, telephone and delivery expenses; (vii) fees and expenses of Parent’s counsel and accountants; (viii) Financial Industry Regulatory Authority, Inc. filing fees (if any); and (ix) reasonable fees and expenses of one counsel for the holders of Registrable Securities participating in such registration as a group (selected by the holders of a majority of the Registrable Securities being sold in any offering). In addition, Parent shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such registration for each such holder.

7.           Indemnification.

(a)               Parent shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, such holder’s officers, directors, managers, members, partners, stockholders, employees and Affiliates, each underwriter, broker or any other Person acting on behalf of such holder of Registrable Securities and each other Controlling Person, if any, who controls any of the foregoing Persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to Parent by such holder expressly for use therein or by such holder’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after Parent has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities. This indemnity shall be in addition to any liability Parent may otherwise have.

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(b)              In connection with any registration in which a holder of Registrable Securities is participating, such holder shall furnish to Parent in writing such information as Parent reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, Parent, each director of Parent, each officer of Parent who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Controlling Person who controls any of the foregoing Persons against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided, that the obligation to indemnify shall be several, not joint and several, for such holder and shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement. This indemnity shall be in addition to any liability the selling holder may otherwise have.

(c)               Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 7, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (i) any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) such action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party and any Controlling Person of such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party.

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(d)               If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions that resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other similar federal or state securities laws or rule or regulation promulgated thereunder applicable to Parent and relating to action or inaction required of Parent in connection with any applicable registration, qualification or compliance was perpetrated by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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8.           Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9.           Rule 144 Compliance. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of Parent to the public without registration, Parent shall:

(a)               use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

(b)               use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act; and

(c)               furnish to any holder so long as such holder owns Registrable Securities, promptly upon request, (i) a written statement by Parent as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Parent, unless available in the Electronic Data Gathering, Analysis and Retrieval database of the Commission (“EDGAR”), (iii) such other reports and documents so filed or furnished by Parent as such holder may reasonably request in connection with the sale of Registrable Securities without registration and, unless such reports or documents are available in EDGAR (iv) the opinion of Parent’s counsel, in form and substance reasonably acceptable to the transfer agent for the Common Stock, relating to such matters as such transfer agent may reasonably request in connection with the removal of any restrictive legends contained on such Common Stock.

10.         Recapitalization, Exchanges, Etc. Affecting the Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all Common Stock of Parent or any successor or assign of Parent (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, splits, recapitalizations, pro rata distributions and the like occurring on or after the date of this Agreement.

11.         Effective Date; Termination. This Agreement shall become effective as of the Closing Date, and if the Merger Agreement is terminated in accordance with its terms, then this Agreement shall terminate and be null and void ab initio. After the Closing Date, this Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Section 6 and Section 7 shall survive any such termination.

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12.         Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows:

(a)               if sent by registered or certified mail in the United States return receipt requested, upon receipt;

(b)               if sent by nationally recognized overnight air courier, one (1) Business Day after mailing;

(c)               if sent by facsimile transmission, when transmitted and receipt is confirmed;

(d)              (d) if sent by e-mail transmission, with a copy sent on the same day in the manner provided in Section 12(a), Section 12(b) or Section 12(c), when transmitted and receipt is confirmed; and (v) if otherwise actually personally delivered, when delivered. All communications to the Parties shall be sent to the following addresses (or any other address that any such Party may designate by written notice to the other Party):

If to Parent:

KLX Energy Services Holdings, Inc.

1300 Corporate Center Way

Wellington, FL 33414

Facsimile: (561) 791-5479

Attention: Jonathan Mann

Email: Jonathan.Mann@KLXEnergy.com

With copies (which shall not constitute notice) to:

Freshfields Bruckhaus Deringer US LLP

601 Lexington Avenue, 31st Floor

New York, NY 10022

Attention: Valerie Ford Jacob, Esq.

                   Paul K. Humphreys, Esq.

Email: Valerie.Jacob@freshfields.com

            Paul.Humphreys@freshfields.com

If to Stockholders:

c/o Quintana Energy Services Inc.

1415 Louisiana Street

Suite 2900

Houston, TX 77002

Facsimile: (713) 751-7520

Attention: Max Bouthillette

Email: maxb@qesinc.com

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With copies (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

1000 Louisiana Street, Suite 6800

Houston, Texas 77002

Attention:  Frank E. Bayouth, Esq.

                    Eric C. Otness, Esq.

Email: Frank.Bayouth@skadden.com

    Eric.Otness@skadden.com

13.         Entire Agreement. This Agreement and any related exhibits and schedules thereto, constitutes the sole and entire agreement of the Parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement, the terms and conditions of this Agreement shall control.

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14.         Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Parent may assign this Agreement at any time in connection with a sale or acquisition of Parent, whether by merger, consolidation, sale of all or substantially all of Parent’s assets, or similar transaction, without the consent of the Stockholders; provided, that the successor or acquiring Person agrees in writing to assume all of Parent’s rights and obligations under this Agreement. Each Stockholder may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as a Stockholder in Parent whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally a Stockholder included in the definition of a Stockholder herein and had originally been a Party hereto.

15.         No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, the Parties hereto hereby acknowledge that the Persons set forth in Section 7 are express third-party beneficiaries of the obligations of the Parties hereto set forth in Section 7.

16.         Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

17.         Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties hereto. No waiver by any Party hereto of any default, misrepresentation or breach of warranty or covenant hereunder, regardless of whether intentional, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

18.         Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

19.         Remedies. Each holder of Registrable Securities that is a Party hereto in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Parent acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and Parent hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

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20.         Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the Delaware Chancery Courts located in Wilmington, Delaware, or, if such court shall not have jurisdiction, any federal court of the United States of America or other Delaware state court located in Wilmington, Delaware, and appropriate appellate courts therefrom, and each Party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such Party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts, and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

21.         Waiver of Jury Trial. Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each Party to this Agreement certifies and acknowledges that (a) no representative of the other Party has represented, expressly or otherwise, that such other Party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such Party has considered the implications of this waiver, (c) such Party makes this waiver voluntarily, and (d) such Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 21.

22.         Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

23.         Further Assurances. Each of the Parties to this Agreement shall, and shall cause their controlled Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

(SIGNATURE PAGE FOLLOWS)

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first written above.

KLX ENERGY SERVICES HOLDINGS, INC.

By:	/s/ Thomas P. McCaffrey
Name: Thomas P. McCaffrey
Title: CEO, CFO and President

[Signature Page to Registration Rights Agreement]

ARCHER HOLDCO LLC

By:	/s/ Adam Todd
Name: Adam Todd
Title:General Counsel

Signature Page to Registration Rights Agreement

GEVERAN INVESTMENTS LIMITED

By:	/s/ Spyros Episkopou
Name: Spyros Episkopou
Title: Director

Signature Page to Registration Rights Agreement

FAMATOWN FINANCE LIMITED

By:	/s/ Spyros Episkopou
Name: Spyros Episkopou
Title: Director

Signature Page to Registration Rights Agreement

ROBERTSON QES INVESTMENT LLC

By:	/s/ Corbin J. Robertson, Jr.
	Name:	Corbin J. Robertson, Jr
	Title:	Manager

Signature Page to Registration Rights Agreement

QUINTANA ENERGY PARTNERS—QES HOLDINGS, L.L.C.

By:	Quintana Energy Partners, L.P., its managing member

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name: Corbin J. Robertson, Jr.
Title: Managing Partner

QUINTANA ENERGY FUND—TE, L.P.

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name: Corbin J. Robertson, Jr.
Title: Managing Partner

QUINTANA ENERGY FUND-FI, LP

By:	Quintana Capital Group, L.P., its general partner

By:	Quintana Capital Group GP Ltd., its general partner

By:	/s/ Corbin J. Robertson, Jr.
Name: Corbin J. Robertson, Jr.
Title: Managing Partner

Signature Page to Registration Rights Agreement